EXHIBIT 99.2

Turbine Truck Engines, Inc. Announces Board and Management Transitions

BELLEVUE, Wash., May 15, 2017 (GLOBE NEWSWIRE) -- Turbine Truck Engines, Inc. (OTCQB:TTEG) (“TTE” or the “Company”) announced today that, effective May 9, 2017, Enzo Cirillo has resigned his position as the Company’s Chairman of the Board, a member of the Board of Directors and Interim Chief Executive Officer, Christopher David has resigned his position as the Company’s Secretary and Treasurer and that Judith Norstrud has resigned her position as the Company’s Principal Financial Officer and Principal Accounting Officer. Mr. David retains his responsibilities as the Company’s President and as a member of the Company’s Board of Directors.

The Company also announced that the TTE Board of Directors has increased the size of the Company’s Board to three members and appointed Dr. Pierre Dalcourt, D.C. and Mr. Michael Gaynor as directors, effective May 9, 2017. The Company also announced today that, effective May 9, 2017, the TTE Board of Directors has appointed Ms. Klara Radulyne, CPA as the Company’s Principal Financial Officer.

Chris David, TTE’s President and a Board Director, stated: “The new Board of Directors wishes to thank Mr. Cirillo and Ms. Norstrud for their valuable contributions to TTE. Since his arrival as the Company’s Interim CEO and Board Chairman in August 2014, Enzo has played a critically important role in strengthening TTE's balance sheet, increasing shareholder value and completing the acquisition of Novo Healthnet Limited. The newly appointed Board members and PFO provide TTE with exceptional talent and expertise as the Company undertakes implementing the Novo growth model to provide effective and efficient whole health medicine through the integration of healthcare, technology and medical science.”

Enzo Cirillo stated: “I am grateful for the support I have received from the shareholders, Board of Directors and management of TTE over the time I have served as TTE’s Interim CEO and Board Chairman. I wish the new team all the best in bringing the Novo comprehensive healthcare and wellness platform to market.”

Biographies of each of the new Board members and the new PFO are as follows:

Dr. Pierre P. Dalcourt, D.C.

As a chiropractic business owner, with a core focus and passion serving the masses with a patient centered model, Dr. Dalcourt has had great success creating scalable businesses and high volume practices combining the wellness approach with sound science.

Dr. Dalcourt is a professional health coach and speaker on various stages across North America, as well as a best-selling author having co-written several books on chiropractic, health and self-improvement.

In 1994, Dr. Dalcourt graduated Magna Cum Laude from Canadian Memorial Chiropractic College, Toronto, Ontario. He is a certified acupuncturist, having received his certification from the Medecina Alternativa Institute of Sri Lanka.

Michael Gaynor, BScPT, FCAMPT

For over 28 years as a healthcare professional and business owner, Mr. Gaynor prides himself on his passion to deliver a healthcare model that includes best practices and innovation to meet various needs for both his community and his patients. At the core of Mr. Gaynor’s mission is building strong relationships, trust, and rapport which cultivates long-term partnerships, alliances, collaboration, forward momentum and positive results.

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In 1994, Mr. Gaynor founded Back on Track Physiotherapy & Health Centres which has grown into 8 multidisciplinary health and wellness centres of excellence across eastern Ontario. During these 23 years, Mr. Gaynor has proven his capacity to simultaneously practice his healthcare professional trade while also being responsible for business development, marketing and operations. The Back on Track expansion model has been centered on organic business development combined with turnarounds and transitional growth via clinic acquisitions and strategic partnerships.

In 2013, Back on Track was acquired by Novo Healthnet Limited (“Novo”). Mr. Gaynor joined the Novo team as managing partner and Chief Operating Officer. Currently, Mr. Gaynor is an integral contributor to Novo’s strategic planning, ongoing growth and business development.

In 1989, Mr. Gaynor graduated from Queen’s University in 1989 with a Bachelor of Science in Physical Therapy. Mr. Gaynor has undertaken numerous post graduate studies in a variety of areas including manual therapy, orthopaedics, sports medicine, rehabilitation exercise, acupuncture, as well as practice management and business development, and is committed to the continuing education process. In 1999, as a Fellow of the Canadian Academy Manipulative Physiotherapists (CAMPT), Mr. Gaynor received his Diploma of Advanced Manual & Manipulative Physiotherapy from the Canadian Physiotherapy Association (CPA). He has been an assistant instructor in post-graduate studies for physiotherapists within the Orthopaedic Division of the CPA and was the former president of the national capital district of the CPA’s orthopaedic division.

Klara Radulyne, CPA CGA

Klara Radulyne is the Director of Finance for Novo managing all accounting and finance functions. In addition, Ms. Radulyne is TTE’s Principal Financial Officer managing all internal and external reporting functions including process optimization, strategic planning and regulatory compliance.

In 2000, Ms. Radulyne acquired her Masters Degree in Accounting and Corporate Valuation from Corvinus University, Budapest, Hungary and immediately commenced her accounting career as a management accountant in a Hungarian utilities industry company. Ms. Radulyne moved to Canada and began her employment with Novo Healthnet Limited in 2006 as a Junior Accountant. Ms. Radulyne earned her Canadian CGA designation in 2010 and Canadian CPA designation in 2014.

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About Turbine Truck Engines, Inc.

Since 2000, TTE has been a clean-air technology company dedicated to identifying, developing and commercializing important scientific innovations designed to enhance both environmental conservation and cost savings in how the world produces and consumes energy. With the Novo acquisition, effective May 9, 2017, TTE immediately re-directed all business operations away from the alternative energy sector and now focuses its resources and operations toward executing the Novo growth model to provide effective and efficient whole health medicine through the integration of healthcare, technology and medical science. For more information concerning TTE, please visit www.ttengines.com.

About Novo Healthnet Limited

Novo is a wholly owned foreign subsidiary of TTE. Novo owns a 100% stake in Novo Assessments, Inc., Novo Healthnet Rehab Limited and Novo Peak Health, Inc., and an 80% stake in Novo Healthnet Kemptville Centre, Inc. (collectively the “Novo Family”) all of which are Ontario province, Canada corporations.

The Novo Family operates within the healthcare para-medical services sector. With physical presence in over 350 locations and expanding, the Novo Family’s network provides healthcare treatment and services to more than 350,000 patients annually in clinic, home and institutional environments.

Novo’s future growth strategy is centered on expanding patient based healthcare solutions through the integration of healthcare, technology and medical science. Through an advanced virtual physician access system, Novo’s integrated healthcare platform will present patients worldwide with one-center, patient-based healthcare diagnostic and treatment solutions without compromising the traditional primary care physician platform. Novo’s emphasis on providing access to primary care medical solutions through virtual technology allows for centralization of services to occur on a micro footprint level while providing healthcare solutions to remote and small population areas as well as underserved populations in dense urban areas

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Novo and its subsidiaries are regulated under the Financial Services Commission of Ontario and accredited through Commission on Accreditation of Rehabilitation Facilities. Compliant treatment, data and administrative protocols are managed through a very senior team of healthcare and administrative professionals. For more information, please visit https://www.novohealthnet.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in TTE’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond TTE’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects TTE’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. TTE assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David

President

Turbine Truck Engines, Inc.

cdavid@ttengines.com

(206) 617-9797

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